Distribution of Profits	12 Months Ended
Dec. 31, 2010
Distribution of Profits [Abstract]
Distribution of Profits
29.	Distribution of Profits
As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprise, the Company’s PRC subsidiaries are required to make appropriations to non-distributable reserves. The general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end), after offsetting accumulated losses from prior years, until the accumulative amount of such reserve fund reaches 50% of their registered capital. The general reserve fund can only be used to increase the registered capital and eliminate future losses of the respective companies under PRC regulations. The staff welfare and bonus reserve is determined by the Board of Directors and used for the collective welfare of the employee of the subsidiaries. The enterprise expansion reserve is for the expansion of the subsidiaries’ operations and can be converted to capital subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law. In 2010, 2009 and 2008, the Company did not make any appropriation to non-distributable reserves.
In addition, due to restrictions on the distribution of share capital from the Company’s PRC subsidiaries, the PRC subsidiaries share capital of $3,328 million at December 31, 2010 is considered restricted. As a result of these PRC laws and regulations, as of December 31, 2010, approximately $3,354 million is not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.
In 2010, 2009 and 2008, the Company has not declared or paid any cash dividends on the ordinary shares.